PHOENIX TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------

Investment Environment

By any measure, the financial markets' returns for 1995 were outstanding. The combination of double-digit earnings per share growth and nearly a 200 basis-point decline in long-term interest rates proved to be a powerful combination. Over the last twelve months, the Standard & Poor's 500 Composite Index, a commonly used, unmanaged indicator of stock performance, returned 37.51% and the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, posted a total return of 18.48%.

Portfolio Review & Outlook

Phoenix Total Return Fund posted strong absolute gains over this reporting period. For the 1995 calendar year, Class A shares returned 18.23% and Class B shares returned 17.31%. In contrast, its peer group's average--the 145 flexible funds tracked by Lipper Analytical Services--earned 24.98%. As with the broad market returns noted above, all of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

Overall, the Fund's relative underperformance resulted from the portfolio's conservative overweighting for most of the year in cash reserves. In addition, the portfolio's focus on consumer cyclicals in lieu of technology stocks caused the equity portion to lag the market throughout the summer and early fall months.

In September, the bond position was increased to 40% and enhanced through diversifying the dominate U.S. Treasury position into other fixed-income sectors that offer greater total-return potential. In addition, the duration of the bonds was extended to benefit from the expected strength in the bond market. These actions proved beneficial to results during the fourth quarter.

At year end, the portfolio was positioned in anticipation of a stable bond market and greater volatility in the stock market, as corporate earnings are expected to show disappointments throughout 1996. As of December 31, 1995, the portfolio's asset allocation mix was 53% stocks, 27% bonds and 20% cash reserves.

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Phoenix Total Return Fund, Inc.
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              Phoenix Total                        Lipper Analytical
              Return Fund--          S&P 500       Services Flexible
                Class A            Stock Index*          Fund**
12/31/85          $ 9525             $10000             $10000
12/31/86           10976              11821              11511
12/31/87           12186              12433              12346
12/31/88           12594              14485              13310
12/31/89           14913              19038              15606
12/31/90           15573              18429              15643
12/31/91           20035              24059              19554
12/31/92           22102              25909              21112
12/31/93           24421              28500              23762
12/31/94           23870              28877              23208
12/31/95           28223              39708              29005

Average Annual Total Returns for Periods Ending 12/31/95

                                                                           From Inception
                                                                            10/24/94 to
                                            1 Year     5 Years  10 Years      12/31/95
--------------------------------------------------------------------------------------
Class A with 4.75% sales charge              12.61%    11.51%    10.92%         --
--------------------------------------------------------------------------------------
Class A at net asset value                   18.23%    12.60%    11.46%         --
--------------------------------------------------------------------------------------
Class B with CDSC                            12.31%    --        --             10.95%
--------------------------------------------------------------------------------------
Class B at net asset value                   17.31%    --        --             14.24%
--------------------------------------------------------------------------------------
S&P 500 Stock Index*                         37.51%    16.59%    14.79%         28.32%
--------------------------------------------------------------------------------------
Lipper Analytical Services Flexible Fund**   24.98%    13.15%    11.24%         24.16%
--------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/85 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

**The Lipper Analytical Services Flexible Fund category is an average composed of 145 funds; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.

Phoenix Total Return Fund, Inc.
-------------------------------------------------------------------------------

                       INVESTMENTS AT DECEMBER 31, 1995

                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (Unaudited)   (000)       VALUE
                                            -----------     -----   -----------
U.S. GOVERNMENT SECURITIES--12.3%
U.S. Treasury Notes--9.4%
 U.S. Treasury Notes 7.25%, '96                  AAA      $ 8,400   $ 8,546,244
 U.S. Treasury Notes 7.375%, '97                 AAA        8,400     8,714,664
 U.S. Treasury Notes 7.50%, '97                  AAA       17,000    17,404,600
                                                                       ---------
                                                                     34,665,508
                                                                       ---------
Agency Mortgage-Backed Securities --2.9%
 GNMA 6.50%, '23-'24                             AAA       10,825    10,747,498
                                                                       ---------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $44,328,883)                                       45,413,006
                                                                       ---------
                                                        SHARES
                                                        ------
COMMON STOCKS--49.4%
Advertising--2.3%
 Interpublic Group Co., Inc.                            87,600     3,799,650
 Omnicom Group, Inc.                                   130,000     4,842,500
                                                                    ---------
                                                                   8,642,150
                                                                    ---------
Aerospace & Defense--3.0%
 Boeing Company                                         85,000     6,661,875
 United Technologies Corp.                              48,000     4,554,000
                                                                    ---------
                                                                  11,215,875
                                                                    ---------
Airlines--0.6%
 Delta Airlines, Inc.                                   30,000     2,216,250
                                                                    ---------
Banks--3.6%
 Bank America Corp.                                     25,000     1,618,750
 Bank of Boston Corp.                                   40,000     1,850,000
 Bankers Trust New York Corp.                           50,000     3,325,000
 Barnett Banks, Inc.                                    30,000     1,770,000
 Chase Manhattan Corp.                                  25,000     1,515,625
 Citicorp                                               50,000     3,362,500
                                                                    ---------
                                                                  13,441,875
                                                                    ---------
Chemical--1.9%
 IMC Global, Inc.                                       50,000     2,043,750
 Monsanto Co.                                           40,000     4,900,000
                                                                    ---------
                                                                   6,943,750
                                                                    ---------
Computer Software & Services--3.3%
 First Data Corp.                                       72,800     4,868,500
 Informix Corp. (b)                                    115,000     3,450,000
 Oracle Systems Corp. (b)                               92,500     3,919,688
                                                                    ---------
                                                                  12,238,188
                                                                    ---------
Cosmetics & Soaps--0.1%
 Colgate Palmolive Co.                                   5,000       351,250
                                                                    ---------
Diversified Financial Services--2.3%
 Donaldson Lufkin & Jenrette, Inc.                      22,000       687,500
 Morgan Stanley Group, Inc.                             29,000     2,338,125
 Paine Webber Group, Inc.                              100,000     2,000,000
 Travelers Group, Inc.                                  55,000     3,458,125
                                                                    ---------
                                                                   8,483,750
                                                                    ---------

                                                        SHARES       VALUE
                                                        ------    -----------
Electrical Equipment--3.0%
 Emerson Electric Co.                                   48,000    $ 3,924,000
 General Electric Co.                                   50,000      3,600,000
 Honeywell, Inc.                                        75,000      3,646,875
                                                                    ---------
                                                                   11,170,875
                                                                    ---------
Electronics--1.9%
 Altera Corp. (b)                                       30,000      1,492,500
 Applied Materials, Inc. (b)                            10,000        393,750
 Integrated Device Technology, Inc. (b)                130,000      1,673,750
 LSI Logic Corp. (b)                                    40,000      1,310,000
 Oak Technology, Inc. (b)                               20,000        845,000
 S3, Inc. (b)                                           30,000        528,750
 Texas Instruments, Inc.                                15,000        776,250
                                                                    ---------
                                                                    7,020,000
                                                                    ---------
Engineering & Construction--1.2%
 Fluor Corp.                                            65,000      4,290,000
                                                                    ---------
Entertainment, Leisure & Gaming--1.8%
 Gaylord Entertainment Co.                              97,250      2,698,687
 Walt Disney Co.                                        65,000      3,835,000
                                                                    ---------
                                                                    6,533,687
                                                                    ---------
Food--0.5%
 Nabisco Holdings Corp.                                 60,000      1,957,500
                                                                    ---------
Healthcare--Diversified--0.8%
 American Home Products Corp.                           29,000      2,813,000
                                                                    ---------
Healthcare--Drugs--4.6%
 Amgen, Inc. (b)                                        60,000      3,562,500
 Ergo Science Corp. (b)                                 35,000        498,750
 Genzyme Corp. (b)                                      25,000      1,559,375
 Merck & Co., Inc.                                      75,000      4,931,250
 Schering-Plough Corp.                                  70,000      3,832,500
 Watson Pharmaceuticals, Inc. (b)                       50,000      2,450,000
                                                                    ---------
                                                                   16,834,375
                                                                    ---------
Hospital Management & Services--0.5%
 Manor Care, Inc.                                       50,000      1,750,000
                                                                    ---------
Insurance--2.3%
 Allstate Corp.                                        101,000      4,153,625
 American International Group, Inc.                     20,000      1,850,000
 Cigna Corp.                                            25,000      2,581,250
                                                                    ---------
                                                                    8,584,875
                                                                    ---------
Medical Products & Supplies--1.9%
 Cordis Corp. (b)                                        5,000       502,500
 Empi, Inc. (b)                                         50,000     1,275,000
 Johnson & Johnson                                      20,000     1,712,500
 Medtronic, Inc.                                        60,000     3,352,500
                                                                    ---------
                                                                   6,842,500
                                                                    ---------
Natural Gas--1.1%
 Anadarko Petroleum Corp.                               75,000     4,059,375
                                                                    ---------

                      See Notes to Financial Statements

Phoenix Total Return Fund, Inc.
-------------------------------------------------------------------------------

                                                         SHARES       VALUE
                                                         ------   -----------
Office & Business Equipment--2.3%
 Digital Equipment Corp. (b)                            80,000   $  5,130,000
 Hewlett Packard Co.                                    24,000      2,010,000
 Silicon Graphics, Inc. (b)                             48,000      1,320,000
                                                                    ---------
                                                                    8,460,000
                                                                    ---------
Oil--1.2%
 Mobil Corp.                                            40,000      4,480,000
                                                                    ---------
Oil Service & Equipment--3.1%
 Halliburton Co.                                        85,000      4,303,125
 Schlumberger Ltd.                                      60,000      4,155,000
 Tidewater, Inc.                                       100,000      3,150,000
                                                                    ---------
                                                                   11,608,125
                                                                    ---------
Publishing, Broadcasting, Printing & Cable--0.7%
 Evergreen Media Corp. (b)                              20,000        640,000
 Lin Television Corp. (b)                               70,000      2,082,500
                                                                    ---------
                                                                    2,722,500
                                                                    ---------
Retail--0.3%
 OfficeMax, Inc. (b)                                    40,000        895,000
                                                                    ---------
Telecommunications Equipment--2.4%
 3Com Corp. (b)                                         32,000      1,492,000
 Ascend Communications, Inc. (b)                        12,000        973,500
 Bay Networks, Inc. (b)                                 40,000      1,645,000
 Cisco Systems, Inc. (b)                                60,000      4,477,500
 Gandalf Technologies, Inc. (b)                         15,000        255,000
                                                                    ---------
                                                                    8,843,000
                                                                    ---------
Tobacco--1.0%
 Philip Morris Companies, Inc.                          42,000      3,801,000
                                                                    ---------
Utility--Telephone--1.7%
 AT&T Corp.                                             30,000      1,942,500
 Bellsouth Corp.                                       100,000      4,350,000
                                                                    ---------
                                                                    6,292,500
                                                                    ---------
TOTAL COMMON STOCKS
 (Identified cost $162,334,695)                                   182,491,400
                                                                    ---------
FOREIGN COMMON STOCKS--3.8%
Chemical--1.9%
 Potash Corp. of Saskatchewan, Inc. (Canada)            98,000      6,945,750
                                                                    ---------
Oil--0.8%
 British Petroleum PLC ADR (United Kingdom)             30,000      3,063,750
                                                                    ---------
Telecommunications Equipment--1.1%
 Ericsson L.M. Telephone Co. Class B ADR (Sweden)      209,000      4,075,500
                                                                    ---------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $11,647,518)                                     14,085,000
                                                                    ---------

                                                                STANDARD
                                                                & POOR'S       PAR
                                                                 RATING       VALUE
                                                              (Unaudited)     (000)       VALUE
                                                              -----------     ------   -----------
MUNICIPAL BONDS--5.1%
California--2.0%
 Kern County Pension Obligation 7.26%, '14                        AAA        $1,700    $ 1,777,435
 Long Beach Pension Obligation 6.87%, '06                         AAA           950        977,921
 Los Angeles County Series B Rev. 5.25%, '23                      AAA           250        243,645
 N. California Power Agency Rev. Ser. A 5.50%, '24                AAA         1,715      1,716,612
 San Bernardino County Obligation Revenue 6.87%, '08              AAA           455        468,140
 San Bernardino County Obligation Revenue 6.94%, '09              AAA         1,240      1,279,854
 Ventura County Pension 6.54%, '05                                AAA         1,100      1,111,418
                                                                                       -----------
                                                                                         7,575,025
                                                                                       -----------
Florida--1.6%
 Florida Board of Education Series E 5.25%, '23                   AA          1,870      1,825,326
 Florida State Turnpike Authority Sinker 5%, '19                  AAA           150        144,595
 Miami Beach Spec. Obligation Taxable 8.60%, '21                  AAA         3,600      4,084,308
                                                                                       -----------
                                                                                         6,054,229
                                                                                       -----------
Georgia--0.1%
 De Kalb County Water & Sewer Sinker 5.25%, '23                   AA            215        211,354
                                                                                       -----------
Massachusetts--0.1%
 Massachusetts Bay Transit Authority Series B 5.375%, '25         AAA           250        245,197
                                                                                       -----------
Michigan--0.1%
 Michigan Public Power Agency Sinker 5.25%, '18                   AAA           250        245,523
                                                                                       -----------
New York--0.2%
 New York State Power Rev. Series CC 5.25%, '18                   AA-           860        843,514
                                                                                       -----------
South Carolina--0.5%
 South Carolina Public Service Rev. C 5.125%, '21                 A+            685        641,523
 South Carolina Public Service
  Series C 5%, '25                                                AAA         1,425      1,352,168
                                                                                       -----------
                                                                                         1,993,691
                                                                                       -----------
Utah--0.4%
 Intermountain Power Series A 5%, '23                             AA-         1,685      1,570,942
                                                                                       -----------
Washington--0.0%
 Seattle Drain & Wastewater Sinker 5.25%, '25                     AAA           150        145,617
                                                                                       -----------
Other Territories--0.1%
 Puerto Rico Commonwealth Sinker 5.375%, '22                      AAA           175        174,438
                                                                                       -----------
TOTAL MUNICIPAL BONDS
   (Identified cost $18,298,466)                                                        19,059,530
                                                                                       -----------

                       See Notes to Financial Statements

Phoenix Total Return Fund, Inc.
-------------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------    ------   -------------
NON-CONVERTIBLE BONDS--5.8%
Non-Agency Mortgage-Backed Securities--5.8%
  CS First Boston Mtg. 95-AE1, B
   7.182%, '27                             AA-         $1,775    $  1,793,304
  DLJ Mtg. 95-T10, A 144A 6.955%, '23
   (e)                                     Aa((d))      6,000       5,868,750
  Lehman Commercial Conduit 95-C2, B
   7.18%, '05 (c)                          AA           1,850       1,932,094
  Merrill Lynch Mortgage, Inc. 95-C2,
   B 7.53%, '21 (c)                        Aa((d))        994       1,024,878
  Resolution Trust Corp. 93-C1, B
   8.75%, '24                              Aa((d))      1,750       1,828,102
  Resolution Trust Corp. 95-C2, B
   6.80%, '27                              Aaa((d))     1,035       1,032,516
  Resolution Trust Corp. 95-C1, A5
   6.0205%, '27 (c)                        Aaa((d))     2,045       2,035,722
  Resolution Trust Corp. 95-C1, B
   6.90%, '27                              Aa((d))      2,125       2,143,594
  Resolution Trust Corp. 95-2, M1
   7.15%, '29                              Aa((d))      1,793       1,806,594
  SASC 1995-C4, B 7%, '26                  AA           1,850       1,877,750
                                                                 -------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $21,048,621)                                    21,343,304
                                                                 -------------
FOREIGN NON-CONVERTIBLE BONDS--4.1%
Colombia--2.0%
  Financiera Energ. Nacional EMTN
   144A 9%, '99 (e)                        BBB-         3,600       3,775,500
  Republic of Colombia Yankee 7.25%,
   '04                                     BBB-         3,900       3,744,000
                                                                 -------------
                                                                    7,519,500
                                                                 -------------
Poland--2.1%
  Poland Global Reg. Par Euro 2.75%,
   '24 (c)                                 Baa((d))     8,300       3,911,375
  Poland PDI B 3.75%, '14 (c)              Baa((d))     5,800       3,755,500
                                                                 -------------
                                                                    7,666,875
                                                                 -------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
  (Identified cost $14,806,675)                                    15,186,375
                                                                 -------------
TOTAL LONG-TERM INVESTMENTS--80.5%
  (Identified cost $272,464,858)                                  297,578,615
                                                                 -------------
                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                         (Unaudited)    (000)        VALUE
                                         -----------    ------   -------------
SHORT-TERM OBLIGATIONS--18.9%
Commercial Paper--14.0%
  GTE North, Inc. 5.71%, 1-8-96              A-1+      $5,000    $  4,994,449
  Amoco Corp. 5.75%, 1-10-96                 A-1+       5,000       4,992,812
  BellSouth Capital Funding Corp.
   5.95%, 1-12-96                            A-1+       3,055       3,049,446
  General Electric Capital Corp.
   5.76%, 1-12-96                            A-1+       2,860       2,860,000
  Pfizer, Inc. 5.70%, 1-12-96                A-1+       3,500       3,493,904
  General Electric Capital Corp.
   5.75%, 1-18-96                            A-1+       6,304       6,304,000
  Gannett, Inc. 5.75%, 1-19-96               A-1        3,695       3,684,377
  TDK USA Corp. 5.65%, 1-22-96               A-1+       3,640       3,628,003
  Shell Oil Co. 5.60%, 1-24-96               A-1+       4,365       4,349,383
  Gannett, Inc. 5.80%, 1-25-96               A-1        3,200       3,187,627
  Wisconsin Electric Power Co. 5.80%,
   1-30-96                                   A-1+       2,440       2,428,600
  H.J. Heinz Co. 5.72%, 2-2-96               A-1        3,240       3,223,526
  Ameritech Capital Funding Corp.
   5.65%, 2-16-96                            A-1+       2,500       2,481,046
  Warner-Lambert Co. 5.42%, 5-20-96          A-1+       3,000       2,935,410
                                                                 -------------
                                                                   51,612,583
                                                                 -------------
Federal Agency Securities--2.0%
   Federal Home Loan Banks
   6.10%, 1-2-96                                        4,545       4,544,230
   Federal Farm Credit Bank
   5.61%, 1-18-96                                       3,000       2,991,475
                                                                 -------------
                                                                    7,535,705
                                                                 -------------
Federal Agency Securities--Variable--2.9% (c)
   Federal National Mortgage
   Assn. 5.15%, 2-16-96                                 2,000       2,000,000
   Student Loan Marketing Assn.
   5.25%, 1-11-96                                       8,500       8,500,000
                                                                 -------------
                                                                   10,500,000
                                                                 -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $69,651,127)                                     69,648,288
                                                                 -------------
TOTAL INVESTMENTS--99.4%
 (Identified cost $342,115,985)                                   367,226,903(a)
  Cash and receivables, less liabilities--0.6%                      2,344,614
                                                                 -------------
NET ASSETS--100.0%                                               $369,571,517
                                                                 =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $29,991,683 and gross depreciation of $4,880,765 for income tax purposes. At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $342,115,985.
(b) Non-income producing.
(c) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(d) Moody's rating.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to a value of $9,644,250 or 2.61% of net assets.
ADR--American Depository Receipt

                      See Notes to Financial Statements

Phoenix Total Return Fund, Inc.
-------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1995

Assets
Investment securities at value
  (Identified cost $342,115,985)              $367,226,903
Cash                                                15,869
Receivables
 Investment securities sold                      1,647,125
 Fund shares sold                                  127,422
 Dividends and interest                          1,978,877
                                                -----------
  Total assets                                 370,996,196
                                                -----------

Liabilities
Payables
 Investment securities purchased                   830,125
 Fund shares repurchased                           116,482
 Investment advisory fee                           203,941
 Transfer agent fee                                123,276
 Distribution fee                                   42,209
 Financial agent fee                                 9,412
 Directors fee                                       3,135
Accrued expenses                                    96,099
                                                -----------
  Total liabilities                              1,424,679
                                                -----------
Net Assets                                    $369,571,517
                                                ===========

Net Assets Consist of:
Capital paid in on shares of common stock     $342,581,785
Accumulated net realized gain                    1,878,814
Net unrealized appreciation                     25,110,918
                                                -----------
Net Assets                                    $369,571,517
                                                ===========
Class A
Shares of common stock, $1 par value,
  50,000,000 shares authorized,
  (Net Assets $361,525,611)                      22,628,531
Net asset value per share                            $15.98
Offering price per share
  $15.98/(1-4.75%)                                   $16.78

Class B
Shares of common stock, $1 par value,
  50,000,000 shares authorized,
  (Net Assets $8,045,906)                           506,242
Net asset value and offering price per
  share                                              $15.89

                           STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995

Investment income
Dividends                                            $ 2,844,743
Interest                                              11,328,991
                                                       ---------
  Total investment income                             14,173,734
                                                       ---------
Expenses
Investment advisory fee                                2,371,629
Distribution fee--Class A                                899,895
Distribution fee--Class B                                 49,080
Financial agent fee                                      109,460
Transfer agent                                           709,373
Printing                                                 123,679
Custodian                                                 78,289
Professional                                              67,063
Registration                                              14,937
Directors                                                 14,274
Miscellaneous                                             24,424
                                                       ---------
  Total expenses                                       4,462,103
                                                       ---------
Net investment income                                  9,711,631
                                                       ---------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                       30,662,489
Net realized loss on foreign currency
  transactions                                            (5,102)
Net unrealized appreciation on investments            20,305,509
                                                       ---------
Net gain on investments                               50,962,896
                                                       ---------
Net increase in net assets resulting from
  operations                                         $60,674,527
                                                       =========

                       See Notes to Financial Statements

Phoenix Total Return Fund, Inc.
-------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                              Year              Year
                                                              Ended            Ended
                                                       December 31, 1995      December 31, 1994
                                                          -------------   ---------------
From Operations
 Net investment income                                    $  9,711,631      $  7,628,600
 Net realized gain (loss)                                   30,657,387        (6,819,841)
 Net unrealized appreciation (depreciation)                 20,305,509        (9,156,278)
                                                            -----------      -------------
 Increase (decrease) in net assets resulting from
  operations                                                60,674,527        (8,347,519)
                                                            -----------      -------------
From Distributions to Shareholders
 Net investment income--Class A                            (11,137,166)       (6,940,527)
 Net investment income--Class B                               (157,249)          (11,271)
 Net realized gains--Class A                               (21,046,512)          (22,463)
 Net realized gains--Class B                                  (460,526)          --
                                                            -----------      -------------
 Decrease in net assets from distributions to
  shareholders                                             (32,801,453)       (6,974,261)
                                                            -----------      -------------
From Share Transactions
  Class A
 Proceeds from sales of shares (2,327,216 and
  2,828,232 shares, respectively)                           36,428,108        43,064,141
 Net asset value of shares issued from reinvestment
  of distributions (1,767,069 and 379,765 shares,
  respectively)                                             27,891,041         5,644,131
 Cost of shares repurchased (4,076,035 and 4,522,562
  shares, respectively)                                    (65,751,129)      (68,660,072)
                                                            -----------      -------------
 Total                                                      (1,431,980)      (19,951,800)
                                                            -----------      -------------
Class B
 Proceeds from sales of shares (418,716 and 89,097
  shares, respectively)                                      6,684,860         1,328,138
 Net asset value of shares issued from reinvestment
  of distributions (34,447 and 717 shares,
  respectively)                                                539,518            10,580
 Cost of shares repurchased (36,705 and 30 shares,
  respectively)                                               (599,012)             (446)
                                                            -----------      -------------
 Total                                                       6,625,366         1,338,272
                                                            -----------      -------------
 Increase (decrease) in net assets from share
  transactions                                               5,193,386       (18,613,528)
                                                            -----------      -------------
 Net increase (decrease) in net assets                      33,066,460       (33,935,308)
Net Assets
 Beginning of period                                       336,505,057       370,440,365
                                                            -----------      -------------
 End of period (including undistributed net
  investment income of $0 and $1,495,064,
  respectively)                                           $369,571,517      $336,505,057
                                                            ===========      =============

                       See Notes to Financial Statements

Phoenix Total Return Fund, Inc.
-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                   Class A                                    Class B
                               -------------------------------------------------   -----------------------------
                                                                                      Year
                                           Year Ended December 31,                    Ended        From Inception
                                                                                   December 31,    10/24/94 to
                                1995       1994       1993      1992      1991         1995          12/31/94
                               -------    -------    -------    ------    ------    -----------   --------------
Net asset value, beginning
  of period                    $14.82     $15.48     $14.89    $15.22    $13.43       $14.79          $14.98
Income from investment
  operations
 Net investment income           0.45       0.34       0.06((2)) 0.24      0.36         0.30((2))       0.07
 Net realized and
  unrealized  gain (loss)        2.22      (0.69)      1.49      1.32      3.45         2.22           (0.09)
                                 -----      -----      -----      ----      ----      ---------      ------------
  Total from investment
    operations                   2.67      (0.35)      1.55      1.56      3.81         2.52           (0.02)
                                 -----      -----      -----      ----      ----      ---------      ------------
Less distributions
 Dividends from net
  investment  income            (0.52)     (0.31)     (0.11)    (0.25)    (0.37)       (0.43)          (0.17)
 Dividends from net
  realized  gains               (0.99)    (0.001)     (0.85)    (1.64)    (1.65)       (0.99)          --
                                 -----      -----      -----      ----      ----      ---------      ------------
  Total distributions           (1.51)    (0.311)     (0.96)    (1.89)    (2.02)       (1.42)          (0.17)
                                 -----      -----      -----      ----      ----      ---------      ------------
Change in net asset value        1.16      (0.66)      0.59     (0.33)     1.79         1.10           (0.19)
                                 -----      -----      -----      ----      ----      ---------      ------------
Net asset value, end of
  period                       $15.98     $14.82     $15.48    $14.89    $15.22       $15.89          $14.79
                                 =====      =====      =====      ====      ====      =========      ============
Total return( (1))              18.23%     -2.26%     10.49%    10.32%    28.62%       17.31%          -0.12%((4))

Ratios/supplemental data:
Net assets, end of period
  (thousands)                $361,526   $335,177   $370,440   $58,006   $35,209       $8,046          $1,328
Ratio to average net
  assets of:
 Operating expenses              1.21%      1.24%      1.29%     1.36%     1.58%        1.97%           2.26%((3))
 Net investment income           2.67%      2.18%      1.26%     2.06%     2.51%        1.88%           1.74%((3))
Portfolio turnover                184%       225%       246%      322%      249%         184%            225%

((1)) Maximum sales load is not reflected in total return calculation. ((2)) Computed using average shares outstanding.
((3)) Annualized
((4)) Not annualized

                      See Notes to Financial Statements

PHOENIX TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix Total Return Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

   Equity securities listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price. Securities traded in the over-the-counter market are valued at the last bid price. Debt securities (other than short-term obligations) are valued on the basis of broker quotations or valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Use of pricing services has been approved by the Directors. Short-term investments having a remaining maturity of less than 60 days are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. Income taxes:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the date of settlement. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Continued)

F. Security lending:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as interest income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1995, the Fund had loaned securities with a market value of $540,039 and received collateral of $549,795.

NOTE 2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect, less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect, less than wholly-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $51,647 for Class A shares and deferred sales charges of $7,844 for Class B shares for the year ended December 31, 1995. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1995, $235,553 was retained by the Distributor and $713,422 was paid to unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street as sub-transfer agent. For the year ended December 31, 1995, transfer agent fees were $709,373 of which PEPCO retained $260,134 which is net of the fees paid to State Street.

   At December 31, 1995, PHL and affiliates held 44 Class A shares and 7,440 Class B shares of the Fund with a combined value of $118,992.

NOTE 3. PURCHASES AND SALES OF SECURITIES

  During the year ended December 31, 1995, purchases and sales of investments, excluding short-term securities and U.S. Government securities, amounted to $459,515,500 and $373,585,918, respectively. Purchases and sales of long-term U.S. Government securities amounted to $79,342,613 and $105,210,948, respectively.

NOTE 4. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. During the year ended December 31, 1995 the Fund reduced capital paid in on shares of common stock by $15,267, increased undistributed net investment income by $87,720 and decreased accumulated net realized gains by $72,453.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[Price Waterhouse LLP logo]

To the Board of Directors and Shareholders of Phoenix Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Total Return Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Boston, Massachusetts
February 12, 1996

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Total Return Fund was held on July 27, 1995 to approve the following matters:

  1. Fix the number of directors at eleven and elect such number as detailed below.
  2. Ratify selection of Price Waterhouse LLP, independent accountants, as auditors for the fiscal year ending December 31, 1995.

Subsequently, and in accordance with the provision in the Fund's By-laws, the Directors voted to increase the number of Directors to fourteen and to appoint three additional Directors to fill the vacancies caused by the increase.

On the record date for this meeting, there were 22,735,209 shares outstanding and 54.45% of the shares outstanding and entitled to vote were present by proxy.

     Number of votes:            For      Against    Abstain
                              ---------    ------   --------
1. Election of Directors
C. Duane Blinn               11,934,083         0    445,030
Robert Chesek                11,942,660         0    436,454
E. Virgil Conway             11,929,268         0    449,846
Harry Dalzell-Payne          11,935,194         0    443,920
Leroy Keith, Jr.             11,942,666         0    436,447
Philip R. McLoughlin         11,945,852         0    433,261
James M. Oates               11,947,774         0    431,340
Philip R. Reynolds           11,939,385         0    439,728
Herbert Roth, Jr.            11,937,476         0    441,637
Richard E. Segerson          11,948,592         0    430,522
Lowell P. Weicker, Jr.       11,851,328         0    527,786

2. Price Waterhouse LLP      11,790,387   107,711    481,015

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

PHOENIX TOTAL RETURN FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

Directors
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Martin J. Gavin, Executive Vice President
Michael E. Haylon, Executive Vice President
William J. Newman, Senior Vice President
James M. Dolan, Vice President
William R. Moyer, Vice President
C. Edwin Riley, Jr., Vice President
Leonard J. Saltiel, Vice President
Philip Stekl, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary and Clerk

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect St.
Hartford, CT 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200
Attention: Phoenix Funds

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Legal Counsel
Sullivan & Worcester
One Post Office Square
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

 This report is not authorized for distribution to prospective investors in the Phoenix Total Return Fund, Inc. unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

Phoenix Funds

Phoenix Total Return
Fund, Inc.
Annual Report
December 31, 1995

[photo of old money]

[Phoenix Duff & Phelps logo]

Phoenix Total Return Fund, Inc.
P.O. Box 2200
Enfield, CT 06083-2200

[Phoenix Duff & Phelps logo]

PDP 454 (2/96)

          Bulk Rate Mail
           U.S. Postage
               PAID
         Springfield, MA
          Permit No. 444